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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                NOVEMBER 10, 2004


                         DIGITAL IMAGING RESOURCES INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                                 0-10176                      22-2306487
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(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)


                355 MADISON AVENUE, MORRISTOWN, NEW JERSEY 07960
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (973) 538-4177


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          (Former name or former address, if changed since last report)

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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired. None
(b) Pro forma financial information. None
(c) Exhibits.
       99.1              Press Release dated November 10, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DOMINION RESOURCES, INC.





Dated:  November 10, 2004                By: /s/ Theodore Swartwood
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                                             Theodore Swartwood, President


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